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                                                                     EXHIBIT 23



                         CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 31, 1998, with respect to the consolidated financial statements of Reliance Bancshares, Inc. in the Form 10-KSB for the fiscal year ended June 30, 1998 of Reliance Bancshares, Inc.




                                           /s/  Schenck & Associates, SC
                                           Certified Public Accountants


Brookfield, Wisconsin
September 16, 1998